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                                                                    EXHIBIT 10.5

                             CHART INDUSTRIES, INC.

                            INVESTOR RIGHTS AGREEMENT

                         Dated as of September 15, 2003

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                                TABLE OF CONTENTS

                                                                            Page
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SECTION 1.  COVENANTS, REPRESENTATIONS AND WARRANTIES.........................2

SECTION 2.  RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES....................2
   2A.      Restrictions on Transfer..........................................2
   2B.      First Offer Rights................................................2
   2C.      Participation Rights..............................................4
   2D.      Exempt Transfers..................................................6
   2E.      Termination.......................................................7

SECTION 3.  SALE OF THE COMPANY...............................................7
   3A.      Approved Sale.....................................................7
   3B.      Required Actions..................................................7
   3C.      Conditions to Stockholders' Obligations...........................8
   3D.      Rule 506 Transaction..............................................8
   3E.      Expenses of Approved Sale.........................................9

SECTION 4.  LIMITED PREEMPTIVE RIGHTS.........................................9
   4A.      Offering..........................................................9
   4B.      Expiration of Offering Period....................................10
   4C.      New Securities...................................................10
   4D.      Termination......................................................11

SECTION 5.  LEGEND...........................................................11

SECTION 6.  TRANSFER.........................................................11

SECTION 7.  BOARD OF DIRECTORS; VOTING.......................................11
   7A.      Composition of the Board.........................................11
   7B.      Board Meeting Expenses...........................................15
   7C.      Irrevocable Proxy................................................15
   7D.      Termination......................................................16

SECTION 8.  DEMAND REGISTRATIONS.............................................16
   8A.      Requests for Registration........................................16
   8B.      Long-Form Registrations..........................................16
   8C.      Short-Form Registrations.........................................17
   8D.      Priority on Demand Registrations.................................17
   8E.      Restrictions on Demand Registrations.............................17
   8F.      Selection of Underwriters........................................18
   8G.      Other Registration Rights........................................18
   8H.      Demand Registration Expenses.....................................18

SECTION 9.  PIGGYBACK REGISTRATIONS..........................................18
   9A.      Right to Piggyback...............................................18
   9B.      Piggyback Expenses...............................................18

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   9C.      Priority on Primary Registrations................................18
   9D.      Other Registrations..............................................19
   9E.      Postponement or Withdrawal.......................................19

SECTION 10. HOLDBACK AGREEMENTS..............................................19
   10A.     Agreement of Holders of Registrable Securities...................19
   10B.     Company Agreement................................................20

SECTION 11. REGISTRATION PROCEDURES..........................................20

SECTION 12. REGISTRATION EXPENSES............................................23
   12A.     Company Expenses.................................................23
   12B.     Reimbursement....................................................23

SECTION 13. INDEMNIFICATION..................................................23
   13A.     Indemnification Obligation of the Company........................23
   13B.     Indemnification of the Company...................................24
   13C.     Indemnification Procedures.......................................24
   13D.     Other Indemnification Provisions.................................24

SECTION 14. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS......................25

SECTION 15. COVENANTS........................................................25
   15A.     Restrictive Covenants............................................25
   15B.     Financial Statements and Other Information.......................28
   15C.     Expenses.........................................................30

SECTION 16. DEFINITIONS......................................................30

SECTION 17. MISCELLANEOUS....................................................35
   17A.     Amendment and Waiver.............................................35
   17B.     Severability.....................................................36
   17C.     Entire Agreement.................................................36
   17D.     No Inconsistent Agreements.......................................36
   17E.     Adjustments Affecting Registrable Securities.....................36
   17F.     Successors and Assigns...........................................36
   17G.     Counterparts.....................................................36
   17H.     Remedies.........................................................36
   17I.     Notices..........................................................36
   17J.     Governing Law....................................................38
   17K.     Mutual Waiver of Jury Trial......................................38
   17L.     Termination of Certain Provisions.  .............................38
   17M.     Descriptive Headings.............................................38

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                                                                  EXECUTION COPY

                            INVESTOR RIGHTS AGREEMENT

          THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of September 15, 2003, by and among (i) Chart Industries, Inc. (the "Company"), a Delaware corporation reorganized pursuant to the Amended Joint Prepackaged Reorganization Plan (the "Plan of Reorganization") of Chart Industries, Inc. and certain of its subsidiaries dated September 3, 2003, (ii) OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership ("Oaktree"), (iii) Audax Chart LLC, a Delaware limited liability company ("Audax" and, together with Oaktree, the "Controlling Stockholders" and each a "Controlling Stockholder"), (iv) each Person (other than the Company or a Controlling Stockholder) to whom shares of "Class 2 New Common Stock" (as defined in the Plan of Reorganization) of the Company are issued pursuant to the Plan of Reorganization and who is a party to this Agreement and listed on the attached Schedule of Other New Stockholders as of September 15, 2003 (each an "Other New Stockholder" and, collectively, the "Other New Stockholders"), (v) each Person to whom shares of "Class 7 New Common Stock" (as defined in the Plan of Reorganization) of the Company are issued pursuant to the Plan of Reorganization and who is a party to this Agreement and listed on the attached Schedule of Existing Stockholders as of September 15, 2003 (each Person referenced in this clause (v), an "Existing Stockholder" and, collectively, the "Existing Stockholders"), and (vi) each Person (other than the Company, a Controlling Stockholder, an Other New Stockholder or an Existing Stockholder) who at any time after September 15, 2003 acquires any capital stock or other equity securities of the Company from a Controlling Stockholder, an Other New Stockholder or an Existing Stockholder in accordance with the terms of this Agreement (or, with the prior written consent of the Required Controlling Holders, from the Company) and agrees to become a party to and bound by this Agreement as a holder of Stockholder Shares by signing and delivering to the Company and the Controlling Stockholders a Transfer Notice and Joinder Agreement in the form attached hereto as Exhibit A (a "Joinder Agreement") (each an "Additional Stockholder" and, collectively, the "Additional Stockholders"). The Other New Stockholders, the Existing Stockholders and the Additional Stockholders are referred to herein collectively as the "Other Stockholders" and individually as an "Other Stockholder." The Controlling Stockholders and the Other Stockholders are referred to herein collectively as the "Stockholders" and individually as a "Stockholder." Each capitalized term used but not otherwise defined herein has the meaning ascribed to such term in Section 16 hereof.

          Pursuant to the Company's Plan of Reorganization, the Company issued shares of its Common Stock to the Stockholders who are a party to this Agreement as of the date hereof. The Company and such Stockholders desire to enter into this Agreement for purposes, among others, of (i) establishing the composition of the Company's board of directors (the "Board"), (ii) restricting the sale, assignment, transfer, encumbrance and other disposition of Stockholder Shares,
(iii) establishing certain registration rights and (iv) providing for certain other rights and obligations relating to the Stockholder Shares.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

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     SECTION 1. COVENANTS, REPRESENTATIONS AND WARRANTIES

          Each Stockholder covenants, represents and warrants as of the date such Stockholder becomes a party to this Agreement that: (i) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms; (ii) such Stockholder is the record and beneficial owner of all shares of Common Stock issued to such Stockholder pursuant to the Plan of Reorganization or, in the case of any Stockholder who becomes a party to this Agreement after the date first set forth above, the number of shares of Common Stock set forth opposite such Stockholder's name on the Joinder Agreement executed by such Stockholder, free and clear of all liens, charges and other encumbrances (other than encumbrances imposed or created by virtue of this Agreement); and (iii) except as contained herein, such Stockholder has not granted any proxy and is not a party to any voting trust or voting agreement in respect of any Stockholder Shares and is not party to any agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

     SECTION 2. RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES

          2A. Restrictions on Transfer. No holder of Stockholder Shares may sell, transfer, assign, pledge or otherwise directly or indirectly dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "Transfer") any Stockholder Shares or interest therein, except (i) any Transfer by a Transferring Stockholder pursuant to and in accordance with Section 2B, (ii) any Transfer by a Participating Stockholder pursuant to and in accordance with Section 2C or (iii) any Exempt Transfer by a holder of Stockholder Shares pursuant to and in accordance with Section 2D.

          2B. First Offer Rights.

          (i) Prior to any Transfer of any Stockholder Shares by a holder thereof (other than (a) any Transfer by a Participating Stockholder pursuant to and in accordance with Section 2C or (b) any Exempt Transfer by a holder of Stockholder Shares pursuant to and in accordance with Section 2D) (a "Transferring Stockholder"), such Transferring Stockholder shall deliver a written notice (an "Offer Notice") to each holder of Controlling Stockholder Shares (other than the Transferring Stockholder if it is itself a holder of Controlling Stockholder Shares) (each an "Eligible Purchaser" and, collectively, the "Eligible Purchaser(s)") and to the Company. The Offer Notice shall disclose in reasonable detail the proposed aggregate number of each class of Stockholder Shares to be transferred (the "Transfer Shares"), the proposed material terms and conditions of the Transfer, including the proposed price per share for each class of Transfer Shares (which shall be payable in cash upon consummation of such Transfer or in installments of cash over time), and, to the extent known, the identity of the prospective transferee(s) (and, if any such transferee is an entity, the beneficial owners thereof). Such Transfer shall not be consummated prior to the date on which the parties to such Transfer have been finally determined in accordance with this Section 2B and Section 2C below.

          (ii) Each Eligible Purchaser may elect to purchase all or any portion of the Transfer Shares (provided that, if more than one class or series of Stockholder Shares is included in the Transfer Shares, then an Eligible Purchaser may only elect to purchase shares of each class

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and series included in the Transfer Shares and in the same relative proportions as those in which such classes and series of Transfer Shares are so offered) at the same price per share and on the same terms specified in the Offer Notice by delivering, as soon as practicable but in any event within five (5) business days after delivery of the Offer Notice to the Eligible Purchaser(s) (the "ROFO Election Period"), a written notice of such election to the Company, the Transferring Stockholder and the other Eligible Purchaser(s), if any, stating the number of Stockholder Shares held by such Eligible Purchaser of each class included in the Transfer Shares and the percentage of Transfer Shares which such Eligible Purchaser proposes to purchase (each such Eligible Purchaser who so elects to purchase any Transfer Shares is referred to herein as an "Electing Purchaser"). If more than one Eligible Purchaser elects to purchase Transfer Shares and the Eligible Purchaser(s) elect to purchase collectively more than the aggregate number of Transfer Shares, then each class of Transfer Shares shall first be allocated to each Electing Purchaser in an amount equal to the lesser of (a) the maximum amount of Transfer Shares of such class specified by each such Electing Purchaser in its written notice to the Company and (b) each such Electing Purchaser's pro rata share of such class of Transfer Shares based on the number of Controlling Stockholder Shares of such class owned on a Fully Diluted Basis by each Electing Purchaser (provided that if the Transfer Shares include any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock, then each class of such Transfer Shares shall be allocated to the Electing Purchasers pro rata based on the number of shares of Common Stock which are Controlling Stockholder Shares and owned by each such Electing Purchaser on a Fully Diluted Basis). If after such allocation any Transfer Shares remain unallocated, then such allocation procedure shall be repeated for such remaining Transfer Shares (but only with respect to each Electing Purchaser who has not previously been allocated the maximum amount of Transfer Shares of such class specified in such Electing Purchaser's written notice to the Company) until either all Transfer Shares of such class elected to be purchased by the Electing Purchaser(s) have been so allocated or no Transfer Shares remain available for purchase by the Electing Purchaser(s).

          (iii) If the Electing Purchaser(s) have collectively elected to purchase pursuant to this Section 2B all (but not less than all) of the Transfer Shares, then such Transfer(s) to the Electing Purchaser(s) shall be consummated as soon as practical, but in any event within ten (10) days, after expiration of the ROFO Election Period. Except to the extent the Required Controlling Holder(s) direct otherwise by prior written notice to the Company, an Electing Purchaser may designate one or more Affiliates of such Electing Purchaser to purchase from the Transferring Stockholder all or any portion of the Transfer Shares that such Electing Purchaser elected to purchase; provided that, if such Affiliate is not already a party to this Agreement, then as a condition to such purchase, such Affiliate shall agree, by signing a Joinder Agreement, to become a party to and bound by this Agreement as an Additional Stockholder hereunder. All amounts payable by an Electing Purchaser (or designee thereof) pursuant to this Section 2B shall be paid in cash at the closing of such purchase or, to the extent provided in the Offer Notice, in installments of cash over time.

          (iv) If the Electing Purchaser(s) do not collectively elect to purchase all of the Transfer Shares, the Transferring Stockholder may, subject to the Transferring Stockholder's compliance with Section 2C if the Transferring Stockholder is a holder of Controlling Stockholder Shares, Transfer all (but not less than all) of the Transfer Shares to one or more third parties for a per share cash purchase price no less than the price specified in, and on other terms

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no more favorable to such third parties than those set forth in, such Offer
Notice; provided that, if the Transferring Stockholder is a holder of Controlling Stockholder Shares, then, with respect to each class of Transfer Shares, the number of Stockholder Shares eligible to be sold in such Transfer by the Transferring Stockholder shall be reduced by the aggregate number of Stockholder Shares sold to such third parties in connection with such Transfer by Participating Stockholder(s) pursuant to Section 2C; provided, further, such Transfer(s) by the Transferring Stockholder may be made only within the 90-day period immediately following the expiration of the ROFO Election Period or, if the Transferring Stockholder is a holder of Controlling Stockholder Shares, within the 90-day period immediately following the date on which the parties to such Transfer(s) have been finally determined in accordance with Section 2C. In the event the Transfer Shares are not Transferred in accordance with the immediately preceding sentence, the Transfer Shares shall be subject to the provisions of this Section 2B in connection with any subsequent Transfer or proposed Transfer of such Transfer Shares by a Transferring Stockholder.

          2C. Participation Rights.

          (i) In the event a Transferring Stockholder who is also a holder of Controlling Stockholder Shares delivers an Offer Notice in accordance with
Section 2B and the Eligible Purchaser(s) do not elect to purchase all of the Transfer Shares specified in such Offer Notice, such Transferring Stockholder shall, prior to any Transfer by such Transferring Stockholder of Transfer Shares pursuant to Section 2B(iv), deliver a written notice (a "Tag-Along Sale Notice") to each other holder of Stockholder Shares (each an "Eligible Stockholder" and, collectively, the "Eligible Stockholders") and to the Company; provided that a Tag-Along Sale Notice must be delivered only if the number of Transfer Shares, when combined with the aggregate number of Stockholder Shares being concurrently sold by any Affiliate of the Transferring Stockholder or sold previously by such Transferring Stockholder or any Affiliate thereof pursuant to Section 2B(iv), exceeds ten percent (10%) of the aggregate number of shares of Common Stock (as such number shall be proportionately adjusted for all stock splits, stock dividends, share combinations and similar recapitalization transactions) issued to such Transferring Stockholder and its Affiliates pursuant to the Plan of Reorganization (any such excess Transfer Shares are referred to herein as the "Tag-Along Shares"). The Tag-Along Sale Notice shall disclose in reasonable detail the number of each class of Tag-Along Shares that such Transferring Stockholder proposes to Transfer pursuant to Section 2B(iv), the proposed material terms and conditions of the Transfer, including the proposed price per share for each class of Tag-Along Shares (which shall be payable in cash upon consummation of such Transfer or in installments of cash over time), the identity of the prospective transferee(s), and the expenses which such Transferring Stockholder anticipates incurring in connection with such Transfer.

          (ii) In the event a Transferring Stockholder is obligated to deliver a Tag-Along Sale Notice pursuant to clause (i) above, each Eligible Stockholder may elect to participate in the contemplated Transfer at the same price and on the same economic terms specified in such Tag-Along Sale Notice by delivering, as soon as practicable but in any event within ten (10) days after delivery of the Tag-Along Sale Notice to the Eligible Stockholders, a written notice of such election to the Company, such Transferring Stockholder and the Controlling Stockholders stating the number of shares held by such Eligible Stockholder of each class of Stockholder Shares included in the Tag-Along Shares and the number of Transfer Shares

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which such Eligible Stockholder proposes to sell of each class of Tag-Along
Shares (provided that, if more than one class or series of Stockholder Shares is included in the Tag-Along Shares, then an Eligible Stockholder may only elect to sell shares of each class and series included in the Tag-Along Shares and in the same relative proportions as those in which such classes and series of Tag-Along Shares are so offered). Subject to Section 2C(iii), each Eligible Stockholder who elects to participate in such Transfer (each a "Participating Stockholder" and, collectively, the "Participating Stockholders") shall be entitled to sell in such Transfer, at the price per share and on the terms described in the Tag-Along Sale Notice, up to a number of shares of each class of Tag-Along Shares equal to the product of (a) the quotient determined by dividing the percentage of Stockholder Shares of such class owned by such Participating Stockholder on a Fully Diluted Basis by the aggregate percentage of Stockholder Shares of such class owned by such Transferring Stockholder and all Participating Stockholders on a Fully Diluted Basis, multiplied by (b) the proposed number of Tag-Along Shares of such class to be sold in such Transfer; provided that if the Tag-Along Shares include any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock, then the Participating Stockholders shall be entitled to sell shares of each class of such Tag-Along Shares in proportion to the number of shares of Common Stock which are Stockholder Shares and owned by each such Participating Stockholder on a Fully Diluted Basis.

          (iii) Such Transferring Stockholder shall use commercially reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Stockholder(s) in such Transfer. If, however, the prospective transferee(s) refuse to allow the participation of any Participating Stockholder(s), such Transferring Stockholder shall, at the same time as such Transfer and as a condition thereto, purchase from such Participating Stockholder(s), at the same price per share and on the same terms described above, the number of Stockholder Shares of each class that such Participating Stockholder(s) would otherwise be entitled to sell to the prospective transferee(s) hereunder.

          (iv) Each Participating Stockholder shall (x) pay the expenses incurred by such Participating Stockholder in connection with the Transfer as well as its Allocable Share of the expenses reasonably incurred by such Transferring Stockholder in connection with such Transfer, and (y) be obligated to join in any indemnification or other obligations that such Transferring Stockholder agrees to provide in connection with such Transfer (except that, while each Participating Stockholder shall be obligated to make representations and warranties as to such Participating Stockholder's title to and ownership of Stockholder Shares, authorization, execution and delivery of relevant documents by such Participating Stockholder, enforceability of relevant agreements against such Participating Stockholder and other customary matters relating to such Participating Stockholder, to enter into covenants with respect to the Transfer and the delivery at the Closing of the Stockholder Shares of such Participating Stockholder and to enter into indemnification obligations with respect to the foregoing, in each case to the extent that such Transferring Stockholder is similarly obligated in connection with its proposed Transfer of Stockholder Shares, no Participating Stockholder shall be obligated to enter into indemnification obligations with respect to any of the foregoing to the extent relating to any representation or warranty by such Transferring Stockholder or any other Participating Stockholder in respect of such Person or such other Person's Stockholder Shares). For purposes of the foregoing, a Participating Stockholder's "Allocable Share" of expenses means that portion of such expenses which would be borne by such Participating Stockholder if the total amount of

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such expenses were allocated to the Transferring Stockholder and the
Participating Stockholder(s) in proportion to the value of the total consideration paid and/or payable to each such Stockholder for the shares Transferred by such Stockholder in such Transfer.

          2D. Exempt Transfers. The restrictions set forth in this Section 2 shall not apply to any of the following Transfers:

          (i) subject to the final paragraph of this Section 2D, in the case of Stockholder Shares held by a Stockholder which is not an individual, any Transfer of such Stockholder Shares to any Affiliate of such Stockholder or to any Controlling Stockholder or Other New Stockholder (or any Affiliate of any Controlling Stockholder or Other New Stockholder);

          (ii) in the case of Stockholder Shares held by a Stockholder which is not an individual and which was not formed for the purpose of holding or acquiring shares of the Company's capital stock or other securities (including any debt instruments or participations therein), any Transfer of such Stockholder Shares which constitutes an in-kind distribution by such Stockholder to such Stockholder's partners or members (an "In-Kind Distribution");

          (iii) subject to the final paragraph of this Section 2D, in the case of Stockholder Shares held by a Stockholder who is an individual, (A) a Transfer of such Stockholder Shares pursuant to the applicable laws of descent and distribution or (B) a Transfer of such Stockholder Shares among such Stockholder's Family Group;

          (iv) any Transfer of Stockholder Shares in connection with an Approved Sale;

          (v) any Public Sale of Stockholder Shares;

          (vi) subject to the final paragraph of this Section 2D, any Transfer of Stockholder Shares by a Controlling Stockholder or any Affiliate thereof to the other Controlling Stockholder or any Affiliate thereof; and

          (vii) subject to the final paragraph of this Section 2D, in the case of Stockholder Shares held by a Stockholder who is not an individual, any Transfer of such Stockholder Shares to a successor corporation or other successor entity as a result of a merger or consolidation with, or a sale of all or substantially all of the assets of, such Stockholder or, if a general or limited partnership, in connection with the liquidation and dissolution of such Stockholder.

          A transferee of Stockholder Shares pursuant to a Transfer described in clause (i), (iii), (vi) or (vii) above is sometimes referred to herein as a "Permitted Transferee." Not less than five (5) business days prior to any Transfer of Stockholder Shares pursuant to the foregoing clauses (i), (ii),
(iii)(B) or (vii), the proposed transferor shall deliver a written notice to the Company, which notice shall disclose in reasonable detail the nature of the proposed Transfer

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and the identity of the proposed transferee(s) (and, if any such transferee is any entity, the beneficial owners thereof). Notwithstanding the foregoing, the restrictions contained in this Agreement shall continue to be applicable to the Stockholder Shares following any Transfer to a Permitted Transferee, and no Transfer to a Permitted Transferee may be consummated unless prior thereto the transferor thereof shall have complied with Section 6 below. In addition, and notwithstanding the foregoing, no holder of Stockholder Shares may avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such Person's interest in any such Permitted Transferee, and any Transfer or attempted Transfer in violation of this covenant shall be void and otherwise subject to
Section 6 below. Any Transfer permitted pursuant to this Section 2D is referred to in this Agreement as an "Exempt Transfer."

          2E. Termination.

          The restrictions on the Transfer of Stockholder Shares set forth in this Section 2 shall continue with respect to each Stockholder Share until the earliest to occur of (i) the date on which such Stockholder Share has been transferred in a Public Sale, (ii) the consummation of an Approved Sale or (iii) the consummation of a Qualified Public Offering.

     SECTION 3. SALE OF THE COMPANY

          3A. Approved Sale. If (i) the Required Controlling Holder(s) consent in writing to a Sale of the Company (an "Approved Sale") and (ii) at the time of such consent, the Controlling Stockholder Shares represent at least 40% of the voting power of the then outstanding shares of voting capital stock of the Company, then each holder of Stockholder Shares shall vote for, consent to, and not object or otherwise impede the consummation of, the Approved Sale.

          3B. Required Actions. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Stockholder Shares shall vote its Stockholder Shares to approve such merger or consolidation, whether by written consent or at a stockholders meeting (as requested by the Required Controlling Holder(s)), and waive all dissenter's rights, appraisal rights and similar rights in connection with such merger or consolidation, (ii) a sale of stock, each holder of Stockholder Shares shall agree to sell, and shall sell, all of its Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions so approved by the Required Controlling Holder(s), or (iii) a sale of assets, each holder of Stockholder Shares shall vote its Stockholder Shares to approve such sale and any subsequent liquidation of the Company or other distribution of the proceeds therefrom, whether by written consent or at a stockholders meeting (as requested by the Required Controlling Holder(s)). In furtherance of the foregoing, (a) each holder of Stockholder Shares shall take all actions reasonably requested by the Required Controlling Holder(s) in connection with the consummation of the Approved Sale and (b) each holder of Stockholder Shares shall make such representations and warranties, provide such indemnities and enter into such other obligations (in each case subject to Sections 3B(1), (2), (3) and (4) below) as the Required Controlling Holder(s) may specify (but only to the extent the Required Controlling Holder(s) are similarly obligated) in connection with such Approved Sale (including, without limitation, voting to approve such transaction and executing the applicable purchase agreement and other agreements). In any Approved Sale, (1) each holder of

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Stockholder Shares shall be obligated to make representations and warranties as to such Stockholder's title to and ownership of Stockholder Shares, authorization, execution and delivery of relevant documents by such Stockholder, enforceability of relevant agreements against such Stockholder and other matters relating to such Stockholder, enter into covenants with respect to the Transfer and the delivery at the Closing of such Stockholder's Stockholder Shares in connection with such Approved Sale and enter into indemnification obligations with respect to the foregoing, in each case to the extent that the Required Controlling Holder(s) request that each other Stockholder be similarly obligated (provided that no Stockholder shall be obligated to enter into indemnification obligations with respect to any of the foregoing to the extent relating to any other Stockholder or such other Stockholder's Stockholder Shares), (2) in no event shall any Stockholder be liable in respect of any indemnity obligations pursuant to any Approved Sale in an aggregate amount in excess of the value of the total consideration paid and/or payable to such Stockholder in connection with such Approved Sale, (3) appropriate contribution and indemnity arrangements among the Stockholders shall be executed in connection with any joint indemnity obligation of the Stockholders, so that such Stockholder is entitled to collect from the other Stockholders the excess of such Stockholder's indemnity obligations arising in connection with such Approved Sale over such Stockholder's pro rata portion of such indemnity obligations, and (4) in no event shall any Stockholder be obligated to enter into any post-closing non-compete covenant in connection with such Approved Sale, in each case without such Stockholder's prior written consent.

          3C. Conditions to Stockholders' Obligations. The obligations of the holders of Stockholder Shares with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Stockholder Shares will receive in respect of its Stockholder Shares the same form of consideration and the same portion of the aggregate consideration that such holders of Stockholder Shares would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Stockholder Shares are given an option as to the form and amount of consideration to be received in respect of such class of Stockholder Shares, each holder of such class of Stockholder Shares will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Stockholder Shares will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Stockholder Shares.

          3D. Rule 506 Transaction. If the Company or the Required Controlling Holder(s) enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Stockholder Shares who is not an "accredited investor" (as such term is defined in Rule 501) will, at the reasonable request of the Company or the Required Controlling Holder(s), appoint a "purchaser representative" (as such term is defined in Rule
501) reasonably acceptable to the Company and the Required Controlling Holder(s). If any holder of Stockholder Shares appoints a purchaser representative designated by the Company or the Required Controlling Holder(s), the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint such purchaser representative designated by the

Company or the Required Controlling Holder(s), then such holder shall appoint another purchaser representative, and such holder shall be responsible for the fees of the purchaser representative so appointed.

          3E. Expenses of Approved Sale. Holders of Stockholder Shares will bear their pro rata share (as if such costs and expenses reduced the aggregate proceeds available for distribution as contemplated by Section 3C(i) above) of the costs and expenses of an Approved Sale to the extent reasonably incurred by the Required Controlling Holder(s) for the benefit of all holders of Stockholder Shares and not otherwise paid by the Company or the acquiring party. Costs and expenses incurred by any holder of Stockholder Shares in connection with the Transfer of its own shares or otherwise on its own behalf will not be considered costs and expenses of the transaction hereunder and will be the responsibility of such holder.

     SECTION 4. LIMITED PREEMPTIVE RIGHTS

          4A. Offering.

          (i) If after the date hereof the Company issues or sells or authorizes the issuance or sale of any New Securities (as defined in Section 4C below) to any holder of Stockholder Shares or any Affiliate thereof (other than to any such holder or Affiliate thereof to the extent such New Securities are issued or sold to such Person in such Person's capacity as an underwriter or placement agent for the Company, provided that the sale of New Securities by such underwriter or placement agent to any other holder of Stockholder Shares or any Affiliate thereof shall be subject to this Section 4), the Company shall offer each holder of Stockholder Shares a percentage of such New Securities equal to the percentage result of the quotient determined by dividing (a) the number of shares of Common Stock that are Stockholder Shares held by such holder on a Fully Diluted Basis, by (b) the aggregate number of shares of Common Stock that are Stockholder Shares on a Fully Diluted Basis. Each such holder of Stockholder Shares shall be entitled to purchase such New Securities at the most favorable price and on the most favorable other economic terms as such New Securities are to be sold or issued; provided that, if a Person participating in such purchase of New Securities is or was required in connection therewith also to purchase other securities of the Company (including any debt instruments or participations therein), the holders of Stockholder Shares exercising their rights pursuant to this Section 4A shall also be required to purchase such other securities on the same economic terms and conditions as those on which the offeree of the New Securities is required to purchase such other securities (e.g., such holder shall be required to purchase the same types and classes of other securities, in the same proportions relative to their purchases of New Securities and at the same unit prices). For example, if the Company offers to sell shares of Common Stock constituting New Securities under the circumstances described in the first sentence of this paragraph and requires, as part of such purchase, the offeree of such Common Stock to also purchase a junior subordinated promissory note, each holder of Stockholder Shares exercising rights to purchase shares of Common Stock pursuant to this Section 4A would be obligated also to purchase, at the same price per $1000 of principal, a junior subordinated promissory note in a proportionate principal amount (i.e., so that the ratio of the purchase price paid for the shares of Common Stock purchased by each holder to the principal amount of the junior subordinated promissory note purchased by such holder shall be the same for each such purchaser). Each holder of Stockholder Shares participating in such purchase shall also be obligated to execute agreements in the form presented to such holder by the Company, so long as such agreements are substantially similar to those proposed by the Company to be executed by other purchasers of New Securities (without taking into consideration any rights which do not entitle any purchaser to a higher economic return on the New Securities than the economic return to which the other Stockholders participating in such transaction will be entitled with respect to such New Securities. The purchase price for all New Securities offered to each holder of Stockholder Shares shall be payable in cash by wire transfer of immediately available funds to an account designated by the Company. Notwithstanding anything to the contrary contained herein, the Company shall not have any obligation to issue, or to offer to issue, any equity securities under this Section 4 to any holder of Stockholder Shares who is not an "accredited investor" as such term is defined in Regulation D under the Securities Act.

          (ii) In order to exercise its purchase rights hereunder, each holder of Stockholder Shares must deliver a written notice (an "Election Notice") to the Company describing its election hereunder. Such Election Notice must be delivered to the Company during the 15-day period (the "Offering Period") following such holder's receipt of written notice from the Company describing in reasonable detail the type, class and number of New Securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment. Any holder of Stockholder Shares may designate one or more Affiliates of such Stockholder to exercise its purchase rights under this Section 4A.

          4B. Expiration of Offering Period . Until expiration of the 180-day period immediately following the date on which the Offering Period expires, the Company shall be entitled to sell any New Securities which no holder of Stockholder Shares is or may be entitled to purchase pursuant to this Section 4, on terms and conditions no more favorable to the offeree of such New Securities than those offered to holders of Stockholder Shares pursuant to Section 4A. Any New Securities offered or sold by the Company after such 180-day period must be reoffered to each holder of Stockholder Shares pursuant to the terms of this
Section 4.

          4C. New Securities. For purposes hereof, "New Securities" means any equity securities of the Company or any other securities containing options or rights to acquire equity securities of the Company, other than (i) securities issued pursuant to the Plan of Reorganization, (ii) Common Stock or other securities issued directly or indirectly upon the conversion, exchange or exercise of any securities issued pursuant to the Plan of Reorganization, (iii) Common Stock or other securities issued directly or indirectly upon the conversion, exchange or exercise of any securities previously issued in compliance with this Section 4, (iv) Common Stock or other securities issued as consideration for the acquisition of or investment in another company or business (whether through a purchase of securities, a merger, consolidation, purchase of assets or otherwise) and any Common Stock or other securities issued directly or indirectly upon the conversion, exchange or exercise of any such securities, (v) Common Stock or other securities issued in connection with any stock split, dividend, combination or similar transaction, and (vi) any equity securities, or options or other rights to acquire equity securities, of the Company that are issued or granted to any employees, officers or directors of the Company or any of its subsidiaries pursuant to arrangements approved by the Board.

          4D. Termination. The rights and obligations under this Section 4 shall terminate upon (and shall not apply to) the earlier to occur of (i) the consummation of a Qualified Public Offering and (ii) the consummation of an Approved Sale.

     SECTION 5. LEGEND

          Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF SEPTEMBER 15, 2003, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH INVESTOR RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY'S CHIEF FINANCIAL OFFICER."

          The Company shall imprint such legend on all certificates evidencing Stockholder Shares outstanding prior to the date hereof, if any. The legend set forth above shall be promptly removed from the certificates evidencing any Stockholder Shares for which the restrictions contained in Section 2 have terminated in accordance with Section 2E hereof.

     SECTION 6. TRANSFER

          Prior to consummating, or committing to consummate, any Transfer of any Stockholder Shares (other than pursuant to an In-Kind Distribution, a Public Sale or an Approved Sale) to any Person (including any Permitted Transferee), the transferor of such Stockholder Shares shall cause each prospective transferee thereof to execute and deliver to the Company and to the Required Controlling Holder(s) a Joinder Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of the foregoing or any other provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

     SECTION 7. BOARD OF DIRECTORS; VOTING

          7A. Composition of the Board. From and after the effectiveness of this Agreement and until the provisions of this Section 7 cease to be effective, each Stockholder shall vote all of his, her or its Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control (whether at a stockholders' meeting which has been duly called, or if so requested by the Required Controlling Holder(s), by written consent) and shall take all other necessary or desirable actions within his, her or its control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

          (i) the authorized number of directors on the Company's Board shall be established at seven directors or such greater number of directors as the Board may specify from time to time by written notice to the Company;

          (ii) the following persons shall be elected to the Board:

               (a) the Company's chief executive officer (the "Executive Director") or, at any time when no person is then serving as the Company's chief executive officer, a person designated by a majority of the members of the Board (an "Interim Executive Director"); provided that an Interim Executive Director shall serve on the Board only for so long as no person is serving as the Company's chief executive officer and shall be removed at such time thereafter as the Board elects a person to serve as the Company's chief executive officer and such person has commenced to serve the Company in such capacity;

               (b) four persons designated by the Required Controlling Holder(s) so long as the Controlling Stockholder Shares represent at least 40% of the voting power of the then outstanding shares of voting capital stock of the Company; three persons designated by the Required Controlling Holders so long as the Controlling Stockholder Shares represent at least 27% but less than 40% of the voting power of the then outstanding shares of voting capital stock of the Company; two persons designated by the Required Controlling Holders so long as the Controlling Stockholder Shares represent at least 14% but less than 27% of the voting power of the then outstanding shares of voting capital stock of the Company; and one person designated by the Required Controlling Holders so long as the Controlling Stockholder Shares represent at least 1% but less than 14% of the voting power of the then outstanding shares of voting capital stock of the Company; the individuals designated pursuant to this clause (b) are referred to herein, collectively, as the "Controlling Stockholders Directors" and each, individually, as a "Controlling Stockholders Director", and such designees shall initially be Stephen A. Kaplan, Michael P. Harmon, Geoffrey S. Rehnert and Timothy White;

               (c) one person designated by the Majority New Non-Controlling Holder(s) so long as the New Non-Controlling Stockholder Shares represent at least 1% of the voting power of the then outstanding shares of voting capital stock of the Company, and, after such Stockholder Shares cease to represent at least 1% of such voting power, one person designated by a majority of the members of the Board (the "New Non-Controlling Stockholders Director"), who initially shall be Stephen S. Gray; provided that the rights of the Majority New Non-Controlling Holder(s) under this Section 7A(ii)(c) shall terminate upon consummation of a Sale of the Company; provided, further, the New Non-Controlling Stockholders Director shall not be a principal, director, officer or other employee of (x) any Other New Stockholder, (y) any other Stockholder who, together with its Affiliates, owns 10% or more of the voting power of the then outstanding shares of voting capital stock of the Company, or (z) any Affiliate of any Stockholder described in clause (x) or
     (y); and

               (d) one person designated in accordance with Article V.D of the Plan of Reorganization (the "Initial Board Designee"), who initially shall be Arthur S. Holmes; provided that the Initial Board Designee shall serve for a term beginning on the Consummation Date (as defined in the Plan of Reorganization) and ending upon the first to occur of (i) the first annual or special meeting held for the election of directors of the Company or
     (ii) the first written consent of Stockholders taken for the election of directors of the Company, in each case held or taken on or after the second anniversary of the Consummation Date, after which time such directorship shall be filled by a person designated by a majority of the members of the Board (excluding the Initial Board Designee); and

               (e) if and so long as the authorized number of directors on the Board is greater than seven directors, then the Additional Controlling Number of directorships shall be filled by person(s) designated by the Required Controlling Holder(s) (each an "Additional Controlling Director" and, collectively, the "Additional Controlling Directors"); provided that the rights of the Required Controlling Holder(s) under this Section 7A(ii)(e) shall terminate at such time as the Controlling Stockholder Shares represent less than 40% of the voting power of the then outstanding shares of voting capital stock of the Company;

          (iii) a person designated by a majority of the members of the Board shall at all times serve as the chairman of the Board;

          (iv) upon the request of the Required Controlling Holder(s), the composition of the board of directors (or equivalent governing body) of any or all of the Company's subsidiaries (each a "Sub Board") shall, to the fullest extent permitted by applicable law, be the same as that of the Board, but in any case shall (x) upon the request of the Required Controlling Holder(s), include a number of Controlling Stockholders Directors who, together with the Additional Controlling Directors, represent a number of members of such Sub Board proportionate to the ratio that the sum of Controlling Stockholders Directors and Additional Controlling Directors represents to the total number of directors then on the Board, and (y) upon the request of the Majority New Non-Controlling Holder(s), include the Non-Controlling Stockholders Director;

          (v) the composition of any committee of the Board or any committee of any Sub Board shall, to the fullest extent permitted by applicable law or stock exchange regulation, (x) upon the request of the Required Controlling Holder(s), include a number of Controlling Stockholders Directors who, together with the Additional Controlling Directors, represent a number of members of such committee proportionate to the ratio that the sum of Controlling Stockholders Directors and Additional Controlling Directors represents to the total number of directors then on the Board (not to exceed a majority of the members of such committee solely as a result of this Section 7A(v)) and (y) except with respect to the Audit and Compensation Committees, upon the request of the Majority New Non-Controlling Holder(s), include the New Non-Controlling Stockholders Director;

          (vi) if the person serving as Executive Director ceases to be the chief executive officer of the Company, such person is removed immediately as a director of the Company and each of its Subsidiaries;

          (vii) a Controlling Stockholders Director is removed without cause from the Board, any Sub Board or any committee thereof (and shall be so removed) only upon the written request of the Required Controlling Holder(s);

          (viii) the New Non-Controlling Stockholders Director is removed without cause from the Board, any Sub Board or any committee thereof (and shall be so removed) only upon the written request of the Majority New Non-Controlling Holder(s);

          (ix) the Initial Board Designee is removed from the Board or any Sub Board, or any committee thereof, during such director's term of office, and shall be so removed, only in accordance with Article V.D of the Plan of Reorganization;

          (x) an Additional Controlling Director is removed without cause from the Board or any Sub Board, or any committee thereof, and shall be so removed, only upon the written request of the Required Controlling Holder(s);

          (xi) in the event that any person designated as a director pursuant to any subparagraph of Section 7A(ii) for any reason ceases to serve as a member of the Board or a Sub Board, or any committee thereof, during such person's term of office (other than on account of the termination of the rights of the Person or Persons to designate such director pursuant to such subparagraph), the resulting vacancy shall be filled by a person designated by the Person or Persons then entitled to designate such director pursuant to such subparagraph of Section 7A(ii) or, in the case of the Initial Board Designee, in accordance with Article V.D of the Plan of Reorganization;

          (xii) so long as Audax or any of its Affiliates owns any Stockholder Shares, any employee, agent or legal representative of Audax designated in writing to the Company shall be entitled to (x) attend meetings, and participate in discussions, of the Board, any Sub Board and/or any of their respective committees, but will not be allowed to vote on any matter submitted for a vote to the Board, any Sub Board or any of their respective committees (provided that nothing in this subparagraph (xii) shall in any manner limit the rights of the Required Controlling Holder(s) under Section 7A(ii)), and (y) discuss the business operations, properties and financial and other conditions of the Company with any authorized officer, employee, agent, representative, director or independent accountant of the Company and, upon reasonable notice to the Company, any authorized officer, agent, representative, director or independent accountant of any subsidiary of the Company;

          (xiii) so long as Oaktree or any of its Affiliates owns any Stockholder Shares, any employee, agent or legal representative of Oaktree designated in writing to the Company shall be entitled to (x) attend meetings, and participate in discussions, of the Board, any Sub Board and/or any of their respective committees, but will not be allowed to vote on any matter submitted for a vote to the Board, any Sub Board or any of their respective committees (provided that nothing in this subparagraph (xiii) shall in any manner limit the rights of the Required

Controlling Holder(s) under Section 7A(ii)), and (y) discuss the business operations, properties and financial and other conditions of the Company with any authorized officer, employee, agent, representative, director or independent accountant of the Company and, upon reasonable notice to the Company, any authorized officer, agent, representative, director or independent accountant of any subsidiary of the Company;

          (xiv) directors' fees shall not be paid to any of the Controlling Stockholders Directors unless such fees are approved by a majority of the other directors then serving on the Board; and

          (xv) except as otherwise contemplated by the Plan of Reorganization or this Agreement, neither the Company nor any subsidiary of the Company shall enter into any agreement or other transaction after the date hereof with any Stockholder or any Affiliate of any Stockholder without the approval of a majority of the disinterested directors or the consent of the holders of a majority of the Stockholder Shares held by all Stockholders other than such Stockholder and its Affiliates.

          7B. Board Meeting Expenses. The Company shall pay all reasonable out-of-pocket expenses incurred by each director in connection with attending regular and special meetings of the Board and any Sub Board, and any committee thereof.

          7C. Irrevocable Proxy. In order to secure the obligations of each Stockholder who now or hereafter holds any voting securities of the Company to vote such voting securities in accordance with the provisions of Section 3 and this Section 7, each Stockholder other than Oaktree hereby irrevocably appoints Oaktree (and each of its managing directors), and Oaktree hereby irrevocably appoints Audax Management Company, LLC (and each of its managing directors), as such Persons' true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his, her or its Stockholder Shares (and, in the case of Oaktree, all Stockholder Shares which it is entitled to vote pursuant to this Section 7C) (i) for an Approved Sale and all such other matters as expressly provided for in Section 3A and Section 3B, (ii) for the election and/or removal of directors and all such other matters as expressly provided for in Section 7A and (iii) as otherwise determined by the Required Controlling Holder(s) to be necessary to enforce the obligations of any Stockholder hereunder; provided, however, that no such action shall (a) be inconsistent with the terms of this Agreement or (b) have a material adverse effect on any Stockholder's rights or interests in respect of any class of Stockholder Shares that would be borne disproportionately by such Stockholder relative to the effect on the rights or interests of other Stockholders in respect of holdings of Stockholder Shares of the same class, unless approved by holders of a majority of the Stockholder Shares so adversely affected. Oaktree may exercise the irrevocable proxy granted to it hereunder by any Stockholder only at such time(s) as such Stockholder fails to comply with the provisions of this Agreement, and Audax Management Company, LLC may exercise the irrevocable proxy granted to it hereunder by Oaktree only at such time(s) as Oaktree fails to comply with the provisions of this Agreement or a Stockholder (other than Oaktree) fails to comply with the provisions of this Agreement and Oaktree does not exercise the irrevocable proxy granted to it hereunder by such Stockholder to cause such Stockholder to comply with the provisions of this Agreement. The proxies and powers granted by each Stockholder pursuant to this Section 7C are coupled with an interest and are given to secure the performance of each such Person's obligations under this Agreement.

Such proxies and powers shall be irrevocable until the earlier of (x) termination of this Section 7 and (y) an Approved Sale, and shall survive the death, incompetency, disability, bankruptcy or dissolution of any Person appointing Audax Management Company, LLC or Oaktree as such Person's true and lawful proxy and attorney-in-fact. No Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          7D. Termination. Except as otherwise set forth in this Section 7, the rights and obligations under this Section 7 shall terminate at such time as the Required Controlling Holder(s) and the Majority New Non-Controlling Holder(s) no longer have the right to designate any directors pursuant to Section 7A(ii)(b) or 7A(ii)(c), respectively.

     SECTION 8. DEMAND REGISTRATIONS

          8A. Requests for Registration. Subject to Sections 8B and 8C, at any time and from time to time the Required Controlling Holder(s) may request registration under the Securities Act (a "Demand Registration") of all or any portion of such holders' Registrable Securities on Form S-1 or any similar long-form registration (a "Long-Form Registration") or, if available, on Form S-2 or S-3 or any similar short-form registration (a "Short-Form Registration"). In addition, subject to Section 8C, at any time subsequent to consummation of a Qualified Public Offering after the date hereof, or at any time prior thereto with the prior written consent of the Required Controlling Holder(s), Stockholders who then collectively hold at least 35% of the Other Registrable Securities may request a Demand Registration of all or any portion of such holders' Registrable Securities. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 8D below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

          8B. Long-Form Registrations. The Required Controlling Holder(s) will be entitled to request three (3) Long-Form Registrations, and Stockholders who then collectively hold at least 35% of the Other Registrable Securities will be entitled to request one (1) Long-Form Registration, in each case for which the Company shall pay all Registration Expenses, but only if a Short-Form Registration is not then available and the aggregate offering value of the Registrable Securities initially requested by such Stockholder(s) to be registered in such Long-Form Registration is at least $25,000,000; provided that, in the event the holders of the Registrable Securities initially requested to be included in such Demand Registration (the "Initiating Holders") are unable to sell at least 80% of the Registrable Securities initially requested (and not withdrawn) by such holder(s) to be included in such registration, then such request and any related registration shall not count as any of the Company-paid Long-Form Registrations to which such holders are entitled to request pursuant to this Section 8B, and in any event the Company shall pay all Registration Expenses incurred in connection with any such registration whether or not such registration has counted as any of such Company-paid Long-Form Registrations.

          8C. Short-Form Registrations. The Required Controlling Holder(s) will also be entitled to request unlimited Short-Form Registrations, and the Stockholders who then collectively hold at least 35% of the Other Registrable Securities will be entitled to request one (1) Short-Form Registration (but only if such holders have not previously requested a Long-Form Registration), for which the Company shall pay all Registration Expenses; provided that, in the event the Initiating Holder(s) of Other Registrable Securities are unable to sell at least 80% of the Registrable Securities initially requested (and not withdrawn) by such holder(s) to be included in such registration, then such request and any related registration shall not count as the one (1) Company-paid Short-Form Registration to which the holders of at least 35% of Other Registrable Securities are entitled to request pursuant to this Section 8C; provided, further, in each case the Company shall pay all Registration Expenses incurred in connection with any such registration whether or not such registration has counted as a Company-paid Short-Form Registration. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          8D. Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of Initiating Holders who hold a majority of the Registrable Securities initially requested to be included in such Demand Registration by the Initiating Holders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders who hold a majority of the Registrable Securities initially requested to be included in such Demand Registration by the Initiating Holders (the "Optimal Number"), the Company shall include in such registration, if any, (i) first, the Registrable Securities requested to be included in such registration up to the Optimal Number, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, if all Registrable Securities requested to be included in such registration by the holders thereof have been so included, such other securities requested to be included in such registration up to a number of such securities that, when combined with the Registrable Securities included in such registration, causes the total number of securities (including all Registrable Securities) included in such registration to be less than or equal to the Optimal Number.

          8E. Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six (6) months after the effective date of a previous Demand Registration. The Company may postpone for up to six (6) months the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that, in such event, the Initiating Holders will be entitled to withdraw such request.

          8F. Selection of Underwriters. If any Demand Registration is an underwritten offering, the Board will have the right to select the investment banker(s) and manager(s) which will administer such offering.

          8G. Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Person or group of Persons the right to request the Company to register any equity securities of the Company (whether as a demand registration or a piggyback registration), or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Required Controlling Holder(s).

          8H. Demand Registration Expenses. The Registration Expenses incurred in connection with any Demand Registration requested in accordance with Section 8A shall be paid by the Company, including the reimbursement of the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holder(s) of a majority of the Registrable Securities included in such registration.

     SECTION 9. PIGGYBACK REGISTRATIONS

          9A. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) in connection with the Company's initial primary Public Offering (i.e., the initial Public Offering for the Company's own account) consummated after the date hereof (unless Registrable Securities are otherwise included in such offering), (ii) pursuant to a Demand Registration (but subject to the rights of holders of Registrable Securities to participate in Demand Registrations pursuant to Section 8) or
(iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will use its reasonable best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen
(15) days after the receipt of the Company's notice.

          9B. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          9C. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company (the "Primary Optimal Number"), the Company will include in such registration, if any, (i) first, the securities the Company proposes to sell on its own behalf up to the Primary Optimal Amount, (ii) second, if all securities the Company proposes to sell on its own behalf are included in such registration, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, up to an aggregate number of such Registrable Securities that, when combined with the securities being sold by the Company on its own behalf in such registration, causes the total number of securities

(including all Registrable Securities) included in such registration to be less than or equal to the Primary Optimal Number, and (iii) third, if all Registrable Securities requested to be included in such registration by the holders thereof have been so included, such other securities requested to be included in such registration up to a number of such securities that, when combined with the securities being sold by the Company on its own behalf and the Registrable Securities included in such registration, causes the total number of securities (including all securities being sold by the Company on its own behalf and all Registrable Securities) included in such registration to be equal to the Primary Optimal Number.

          9D. Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 8 or pursuant to this Section 9 and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration.

          9E. Postponement or Withdrawal. If, at any time after giving written notice of its intention to register any of its securities as set forth in
Section 9A and prior to the effective date of such registration statement filed in connection with such registration, the Board shall determine in its good faith judgment for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred prior to such notice in connection therewith as provided herein).

     SECTION 10. HOLDBACK AGREEMENTS

          10A. Agreement of Holders of Registrable Securities. No holder of Stockholder Shares shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer, directly or indirectly, any equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities or
(b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of equity securities of the Company, in either case during the seven (7) days prior to and the 180-day period beginning on the effective date of the Company's initial primary Public Offering (i.e., the initial Public Offering for the Company's own account) consummated after the date hereof, any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing such registered Public Offering otherwise agree in writing. The foregoing restrictions set forth in this Section 10A shall not apply to (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Company's initial primary Public Offering consummated after the date hereof,
(ii) Transfers to a Permitted Transferee of such holder in accordance with the terms of this Agreement, or (iii) conversions of equity securities of the Company into other classes of equity securities of the Company without change of holder.

          10B. Company Agreement. The Company will (i) not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of the Company's initial primary Public Offering (i.e., the initial Public Offering for the Company's own account) consummated after the date hereof, any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing such registered Public Offering otherwise agree, and (ii) cause each holder of shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering or as a distribution under the Plan of Reorganization to a Person who is not a Stockholder hereunder) to agree not to, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer any such shares or other securities during the seven (7) days prior to and the 180-day period beginning on the effective date of the Company's initial primary Public Offering consummated after the date hereof, any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing such registered Public Offering otherwise agree in writing.

     SECTION 11. REGISTRATION PROCEDURES

          Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

          (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (ii) notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either
(i) not less than six (6) months (subject to extension pursuant to Section 14) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that the Company shall not be obligated to maintain the effectiveness of any registration statement for a period of more than twelve
(12) months from the date on which the such registration statement initially becomes effective;

          (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (vi) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or market on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system (if such Registrable Securities are eligible to be so listed) and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities (if such Registrable Securities are so eligible) and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, subject to the applicable rules of the NASD;

          (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (viii) enter into such customary agreements (including underwriting agreements in customary form) as may be requested by the underwriters and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (xi) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (xiii) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), signed by an independent public accounting firm (reasonably acceptable to the holders of a majority of the Registrable Securities included in such registration) in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities included in such registration reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (xiv) as required by the Securities Act or by an underwriter, provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement

(and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information relating to the Registrable Securities held by such seller and the intended method of distribution of such securities as the Company may from time to time reasonably request in writing.

     SECTION 12. REGISTRATION EXPENSES

          12A. Company Expenses. All expenses incident to the Company's performance of or compliance with Sections 8, 9, 10, 11, 12, 13 and/or 14 of this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          12B. Reimbursement. In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration. In addition, in connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities to the extent related to the rendering of any legal opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

     SECTION 13. INDEMNIFICATION

          13A. Indemnification Obligation of the Company. In connection with any registration statement in which a holder of Registrable Securities is participating, the Company agrees to indemnify and hold harmless, to the extent permitted by law, each such holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in such registration statement and/or related prospectus or preliminary prospectus or in any disclosure document incorporated by reference in such registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except in so far as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          13B. Indemnification of the Company. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits relating to such holder's Registrable Securities as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished (or provided under Section 11(xi)) in writing by or on behalf of such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          13C. Indemnification Procedures. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not adversely affected the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          13D. Other Indemnification Provisions. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and any other indemnifying party with respect to the matters set forth in Sections 8 through 13 of this Agreement also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     SECTION 14. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in
Section 11(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 11(v). In the event the Company shall give any such notice, the applicable time period mentioned in Section 11(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 14 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 11(v).

     SECTION 15. COVENANTS

          15A. Restrictive Covenants. Except as otherwise expressly set forth in the Plan of Reorganization or the related confirmation order, the Company shall not, without the prior written consent of the Required Controlling Holder(s):

          (i) directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities, except for dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock;

          (ii) directly or indirectly redeem, purchase or otherwise acquire, or permit any subsidiary of the Company to redeem, purchase or otherwise acquire, any of the Company's or any such subsidiary's capital stock or other equity securities (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities), except for repurchases of Common Stock from current or former employees of the Company and its subsidiaries upon termination of employment, or for repurchases of Common Stock under stock-related employee benefit plans, in each case pursuant to arrangements approved after the date hereof by the Company's Board and except as otherwise required by applicable law;

          (iii) authorize, issue or enter into, or permit any subsidiary of the Company to authorize, issue or enter into, any agreement providing for the issuance (contingent or otherwise) of, (a) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for capital stock or other equity securities, issued in connection with the issuance of capital stock or other equity securities or containing profit participation features) or (b) any capital stock or other equity securities (or any securities convertible into or exchangeable for any capital stock or other equity securities);

          (iv) make, or permit any of its subsidiaries to make, any loans or advances to, guarantees for the benefit of, or investments in, any Person (other than a subsidiary of the Company), except for (a) reasonable advances to employees, directors and officers in the ordinary course of business, (b) reasonable and customary advances to customers and vendors of the Company in the ordinary course of business consistent with past practice and (c) investments having a stated maturity no greater than one year from the date the Company makes such investment in (1) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $50 million, (3) commercial paper with a rating of at least "Prime-1" by Moody's Investors Service, Inc., or (4) money market mutual funds and other investments constituting cash or cash equivalents under generally accepted accounting principles, in each case whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of clauses (1) through (3) above;

          (v) merge or consolidate with any Person or permit any subsidiary of the Company to merge or consolidate with any Person (other than with a wholly-owned subsidiary of the Company);

          (vi) sell, lease or otherwise dispose of, or permit any subsidiary of the Company to sell, lease or otherwise dispose of, more than 10% of the consolidated assets of the Company and its subsidiaries (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Company's board of directors in its reasonable good faith judgment) in any transaction or series of related transactions (other than sales in the ordinary course of business);

          (vii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes) or permit any subsidiary to take any such action;

          (viii) acquire, or permit any subsidiary of the Company to acquire, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise, but excluding extension of ordinary trade credit), or enter into any joint venture (other than strategic alliances entered into in the ordinary course of business consistent with past practice);

          (ix) become subject to, or permit any of its subsidiaries to become subject to, (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement, the Certificate of Incorporation or the Company's bylaws, or otherwise take any action which would impair, or otherwise be inconsistent with, the rights hereunder of the holders of Controlling Stockholder Shares (including, without limitation, the rights of the Required Controlling Holder(s) under Section 7A of this Agreement);

          (x) make, or permit any of its subsidiaries to make, any amendment to such Person's Certificate of Incorporation or bylaws (except as required by law in connection with the consummation of the Plan of Reorganization);

          (xi) enter into, amend, modify or supplement, or permit any subsidiary of the Company to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any officers, directors, senior executives or Affiliates of the Company or any of its subsidiaries or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such Person or individual owns a beneficial interest (excluding for this purpose ownership of less than 2% of any publicly traded securities), except as otherwise provided by this Agreement and except for customary employment arrangements with, and customary benefit programs for, employees of the Company and its subsidiaries on reasonable terms (other than any such arrangements primarily benefiting senior executives) and except for directors' fees paid to directors of the Company, in each case under arrangements approved after the date hereof by the Board;

          (xii) create, incur, assume or suffer to exist, or permit any subsidiary of the Company to create, incur, assume or suffer to exist, at any time after the date hereof, indebtedness exceeding an aggregate principal amount of $5,000,000 outstanding at any time on a consolidated basis (excluding (1) any indebtedness incurred under the Company's $40 million "Exit Revolver," (2) the Company's $120 million "Exit Term Loan," (3) the industrial revenue bonds of approximately $3.3 million reflected on the balance sheet of the Company as of the end of the month immediately preceding the Consummation Date (the "Latest Balance Sheet"), and (4) the other debt not to exceed $5 million reflected on the Latest Balance Sheet);

          (xiii) create, incur, assume or suffer to exist, or permit any subsidiary of the Company to create, incur, assume or suffer to exist, any material liens or encumbrances, except for (1) liens for taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings, (2) carrier's, warehousemen's, mechanic's, materialmen's and similar liens, (3) purchase money liens and liens securing rental payments under capital lease arrangements otherwise permitted hereunder, (4) liens and encumbrances securing indebtedness incurred under the Company's $40 million "Exit Revolver," $120 million "Exit Term Loan" or any industrial revenue bonds reflected on the Latest Balance Sheet, (5) liens and encumbrances disclosed in the disclosure schedule attached to the Company's "Exit Revolver" or "Exit Term Loan," (6) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations, (7) cash deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business consistent with past practice, (8) judgment liens in respect of judgments, (9) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations, (10) bankers' liens and similar liens, including rights of offset or set-off in respect of deposit accounts and liens in favor of securities intermediaries in respect of securities accounts securing fees and costs owing to such securities intermediaries, (11) licenses, sublicenses, leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its subsidiaries, taken as a whole, and (12) any interest or title of a lessor in any property (and the proceeds, accession or products thereof) subject to an operating lease;

          (xiv) make, or permit any of its subsidiaries to make, any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with generally accepted accounting principles consistently applied) exceeding $6,500,000 (or such higher number as may be approved by the Board in the Company's annual budget) in the aggregate for the Company and its subsidiaries on a consolidated basis during any twelve-month period; or

          (xv) increase the authorized size of its board of directors above seven members;

provided that the rights of the Required Controlling Holder(s) under this
Section 15A shall terminate upon the earliest to occur of (a) an Approved Sale,
(b) the initial date on which the Controlling Stockholder Shares no longer represent at least a majority of the voting power of the then outstanding shares of voting capital stock of the Company held by all Stockholders, and (c) the initial date on which the Controlling Stockholder Shares represent 20% or less of the voting power of the then outstanding shares of voting capital stock of the Company.

          15B. Financial Statements and Other Information. The Company shall deliver to each holder of Controlling Stockholder Shares (so long as such Person holds any Controlling Stockholder Shares) and to each Other New Stockholder who, together with the Affiliates of such Other New Stockholder, holds at least 5% of the then outstanding shares of Common Stock:

          (i) (A) within 30 days after the end of each monthly accounting period in each fiscal year (except within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter) and within 90 days after the end of each fiscal year of the Company), the unaudited consolidated balance sheet and statements of operations and cash flows of the Company and its subsidiaries for such monthly period and the then elapsed portion of such fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals and (B) within 30 days after the end of each fiscal quarter of the Company, a draft of such consolidated balance sheet and related statements of operations and cash flows as of the end of and for such month and the then elapsed portion of such fiscal year;

          (ii) within 45 days after the end of each fiscal quarter, the unaudited consolidated balance sheet and related statements of operations and cash flows of the Company and its subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth, in each case, in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals;

          (iii) within 90 days after the end of each fiscal year, the audited consolidated balance sheet and related statements of operations and cash flows of the Company and its subsidiaries as of the end of and for such fiscal year, setting forth, in each case, in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized national standing;

          (iv) as promptly as practicable, notice of (i) any default under any agreement with respect to material indebtedness for borrowed money and (ii) any action, suit or proceeding by or before any governmental instrumentality or agency which, if adversely determined, would have a material adverse effect on the business or operations of the Company and its subsidiaries, taken as a whole; and

          (v) as promptly as practicable, such other information and financial data concerning the Company and its subsidiaries as any Person entitled to receive information under this Section 15A may reasonably request (including annual budgets and projections of the Company).

Each Stockholder agrees that it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor and manage its investment in the Company and for purposes incidental thereto, any Confidential Information, unless such Confidential Information (a) is known or becomes known generally to the public (other than as a result of a breach of this paragraph by such Stockholder) or (b) is made known or disclosed to the Stockholder by a third party who is not known by the Stockholder to owe a duty of trust or confidence to the Company; provided, however, such Stockholder may disclose Confidential Information (i) to its representatives, attorneys, accountants, consultants, and other professionals on a confidential basis in connection with monitoring and managing its investment in the Company, (ii) to any prospective purchaser of any Stockholder Shares from such Stockholder as long as such prospective purchaser agrees to be bound by the provisions of this paragraph and names the Company as a third party beneficiary of such agreement, (iii) to any Affiliate of such Stockholder on a confidential basis or (iv) as may otherwise be required by law, legal process or regulatory requirements (including, without limitation, tax regulatory requirements). For purposes of this paragraph, with respect to any particular Stockholder, "Confidential Information" means any information that such Stockholder obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Stockholder pursuant to this Agreement or pursuant to visitation, attendance or inspection rights hereunder, but in each case only to the extent that such information has been designated by the Company in writing to such Stockholder as confidential, proprietary or secret.

          15C. Expenses. The Company agrees to pay, and hold each Controlling Stockholder and its Affiliates and their respective directors, officers and employees harmless against liability for the payment of, the reasonable expenses, legal fees and other out-of-pocket costs incurred after the date hereof by or on behalf of such Controlling Stockholder or any of its Affiliates in connection with (i) any Company-related financing, strategic initiative or other growth strategy or (ii) the rendering of any other services to the Company by such Controlling Stockholder or its Affiliates (including assistance with evaluating business opportunities); it being understood and agreed that nothing in this Section 15C is intended to require the Company to pay any management or other fees to any Controlling Stockholder or any Affiliate thereof in connection with any event or service described in clause (i) or (ii) above.

     SECTION 16. DEFINITIONS

          "Additional Controlling Director" has the meaning set forth in Section 7A.

          "Additional Controlling Number" of directors at any time means that number equal to (a) one (1) plus (b) if and so long as the authorized number of directors on the Board is nine or more, 50% of the amount, if any, by which the authorized number of directors exceeds eight (8) (disregarding for such purposes any fractional number resulting therefrom).

          "Additional Stockholder" has the meaning set forth in the Preamble.

          "Affiliate" of a Stockholder means any other Person controlling, controlled by or under common control with the Stockholder and, in the case of any Controlling Stockholder that is a partnership or a limited liability company, any partner or member of such Stockholder (provided that the Company shall not be deemed to be an Affiliate of any Stockholder, nor shall any other Person be deemed to be an Affiliate of a Stockholder solely by reason of such Stockholder's control of the Company).

          "Agreement" has the meaning set forth in the Preamble.

          "Allocable Share" has the meaning set forth in Section 2C.

          "Approved Sale" has the meaning set forth in Section 3A.

          "Audax" has the meaning set forth in the Preamble.

          "Board" has the meaning set forth in the Preamble.

          "Certificate of Incorporation" means the Company's certificate of incorporation in effect at the time as of which any determination is being made.

          "Common Stock" means the Common Stock of the reorganized Company, $.01 par value per share.

          "Company" has the meaning set forth in the Preamble.

          "Controlling Director" has the meaning set forth in Section 7A.

          "Controlling Stockholder" has the meaning set forth in the Preamble.

          "Controlling Stockholder Registrable Securities" means (i) any shares of Common Stock issued to a Controlling Stockholder pursuant to the Plan of Reorganization, (ii) any shares of Common Stock otherwise acquired by a Controlling Stockholder or any of its Affiliates after the date hereof, (iii) any shares of Common Stock issued or issuable upon conversion of other Stockholder Shares from time to time acquired by a Controlling Stockholder, and
(iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of a stock dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Controlling Stockholder Registrable Securities, such shares will cease to be Controlling Stockholder Registrable Securities when they have been transferred pursuant to a Public Sale (provided that, if shares sold in a Public Sale are thereafter acquired by a Stockholder, such shares shall again be subject to the provisions of this Agreement). For purposes of this Agreement, a Person will be deemed to be a holder of Controlling Stockholder Registrable Securities whenever such Person has the right to acquire directly or indirectly such Controlling Stockholder Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Controlling Stockholder Shares" means, at any particular time, without duplication (i) any Stockholder Shares issued to a Controlling Stockholder pursuant to the Plan of Reorganization or acquired thereafter by a Controlling Stockholder or any Affiliate of a Controlling Stockholder, in each case whether or not such Stockholder Shares are held at such time by a Controlling Stockholder or any Affiliate of a Controlling Stockholder, and (ii) any securities issued or issuable directly or indirectly with respect to the Stockholder Shares referred to in clause (i) above by way of a stock dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Controlling Stockholder Shares, such shares shall cease to be Controlling Stockholder Shares when they have been sold in a Public Sale or transferred in an In-Kind Distribution.

          "Demand Registration" has the meaning set forth in Section 7A.

          "Electing Purchaser" has the meaning set forth in Section 2B.

          "Election Notice" has the meaning set forth in Section 4A.

          "Eligible Purchaser" has the meaning set forth in Section 2B.

          "Eligible Stockholder" has the meaning set forth in Section 2C.

          "Executive Director" has the meaning set forth in Section 7A.

          "Exempt Transfer" has the meaning set forth in Section 2D.

          "Existing Stockholder" has the meaning set forth in the Preamble.

          "Family Group" with respect to any Stockholder, means such Stockholder's spouse, siblings and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company that is and remains solely for the benefit of such Stockholder and/or such Stockholder's spouse, siblings and/or descendants.

          "Fully Diluted Basis" means, in respect of any class of Company capital stock at any time, (i) all shares of such class of stock outstanding at such time plus (ii) all shares of such class of stock which are issuable directly or indirectly upon conversion of all then outstanding convertible securities or upon the exercise or exchange of all then outstanding options, warrants or other rights, whether or not such convertible securities, options, warrants or other rights are then convertible, exercisable or exchangeable.

          "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a Fully Diluted Basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

          "In-Kind Distribution" has the meaning set forth in Section 2D.

          "Initial Board Designee" has the meaning set forth in Section 7A.

          "Initiating Holders" has the meaning set forth in Section 8B.

          "Interim Executive Director" has the meaning set forth in Section 7A.

          "Issuance Notice" has the meaning set forth in Section 4A.

          "Joinder Agreement" has the meaning set forth in the Preamble.

          "Long-Form Registration" has the meaning set forth in Section 8A.

          "Majority New Non-Controlling Holder(s)" means, at any time, the holder of record at such time of a majority of the outstanding shares of Common Stock that are New Non-Controlling Stockholder Shares, determined on a Fully Diluted Basis; provided that, if at such time no single Person is the holder of record of a majority of the outstanding shares of Common Stock that are New Non-Controlling Stockholder Shares on a Fully Diluted Basis, then "Majority New Non-Controlling Holder(s)" means, at such time, any two or more Persons who are collectively the holders of record at such time of a majority of the outstanding shares of Common Stock that are New Non-Controlling Stockholder Shares, determined on a Fully Diluted Basis.

          "New Non-Controlling Stockholder Shares" means, at any particular time, without duplication (i) any Stockholder Shares issued to an Other New Stockholder pursuant to the Plan of Reorganization or acquired thereafter by an Other New Stockholder or any Affiliate of an Other New Stockholder, in each case whether or not such Stockholder Shares are held at such time by an Other New Stockholder, and (ii) any securities issued or issuable directly or indirectly with respect to the Stockholder Shares referred to in clause (i) above by way of a stock dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting New Non-Controlling Stockholder Shares, such shares shall cease to be New Non-Controlling Stockholder Shares when they have been Transferred to a Controlling Stockholder or any of its Affiliates or sold in a Public Sale or transferred in an In-Kind Distribution.

          "New Securities" has the meaning set forth in Section 4C.

          "New Non-Controlling Stockholders Director" has the meaning set forth in Section 7A.

          "Oaktree" has the meaning set forth in the Preamble.

          "Other New Stockholder(s)" has the meaning set forth in the Preamble.

          "Offer Notice" has the meaning set forth in Section 2B.

          "Offering Period" has the meaning set forth in Section 4A.

          "Optimal Number" has the meaning set forth in Section 8D.

          "Other Registrable Securities" means (i) any shares of Common Stock issued to an Other Stockholder pursuant to the Plan of Reorganization, (ii) any shares of Common Stock (other than shares of Common Stock that are Controlling Stockholder Shares) otherwise acquired by an Other Stockholder after the date hereof, (iii) any shares of Common Stock issued or issuable upon conversion of other Stockholder Shares (other than Controlling Stockholder Shares) from time to time acquired by an Other Stockholder after the date hereof, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of a stock dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Other Registrable Securities, such shares will cease to be Other Registrable Securities when they have been Transferred to a Controlling Stockholder or pursuant to a Public Sale (provided that, if shares sold in a Public Sale are thereafter acquired by a Stockholder, such shares shall again be subject to the provisions of this Agreement). For purposes of this Agreement, a Person will be deemed to be a holder of Other Registrable Securities whenever such Person has the right to acquire directly or indirectly such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Other Stockholders" has the meaning set forth in the Preamble.

          "Participating Stockholder" has the meaning set forth in Section 2C.

          "Permitted Transferee" has the meaning set forth in Section 2D.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Piggyback Registration" has the meaning set forth in Section 9A.

          "Plan of Reorganization" has the meaning set forth in the Preamble.

          "Primary Optimal Number" has the meaning set forth in Section 9C.

          "Public Offering" means a public offering and sale of Stockholder Shares or other capital stock or equity securities of the Company pursuant to an effective registration statement under the Securities Act.

          "Public Sale" means any sale of Stockholder Shares (i) to the public pursuant to an offering registered under the Securities Act, (ii) to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act or (ii) to the public through a broker, dealer or market maker for which registration under the Securities Act is not required under Section 1145 of Title 11 of the United States Code.

          "Qualified Public Offering" means a Public Offering which results in aggregate proceeds to the Company and/or the Stockholders of at least $50,000,000.

          "Registrable Securities" means, collectively, the Controlling Stockholder Registrable Securities and the Other Registrable Securities.

          "Registration Expenses" has the meaning set forth in Section 12A.

          "Required Controlling Holder(s)" means, at any time, the holder of record at such time of at least 75% of the outstanding shares of Common Stock that are Controlling Stockholder Shares; provided that, if at such time no single Person is the holder of record of at least 75% of the outstanding shares of Common Stock that are Controlling Stockholder Shares, then "Required Controlling Holder(s)" means, at such time, any two or more Persons who are collectively the holders of record at such time of at least 75% of the outstanding shares of Common Stock that are Controlling Stockholder Shares.

          "ROFO Election Period" has the meaning set forth in Section 2B.

          "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Short-Form Registration" has the meaning set forth in Section 8A.

          "Stockholder Shares" means (i) any Common Stock or other capital stock or equity securities issued to any Stockholder pursuant to the Plan of Reorganization or acquired by any Stockholder at any time thereafter, and (ii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been sold in a Public Sale or transferred in an In-Kind Distribution (provided that, if shares sold in a Public Sale or transferred in an In-Kind Distribution are thereafter acquired by a Stockholder, such shares shall again be Stockholder Shares hereunder).

          "Stockholder" has the meaning set forth in the Preamble.

          "Sub Board" has the meaning set forth in Section 7A.

          "Tag-along Sale Notice" has the meaning set forth in Section 2C.

          "Tag-Along Shares" has the meaning set forth in Section 2C.

          "Transfer" has the meaning set forth in Section 2A.

          "Transfer Shares" has the meaning set forth in Section 2B.

          "Transferring Stockholder" has the meaning set forth in Section 2B.

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Plan of Reorganization.

     SECTION 17. MISCELLANEOUS

          17A. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the Required Controlling Holder(s) (and, in the case of an amendment to the definition of Other Registrable Securities or the definition of New Securities, the Majority New Non-Controlling Holder(s)); provided that in the event that any such amendment or waiver by its terms treats disproportionately one or more groups of Stockholders hereunder (i.e., the Controlling Stockholders, the holders of Controlling Stockholder Shares, the Other New Stockholders and/or the Existing Stockholders) in an adverse manner relative to any other such group of Stockholders hereunder, then such amendment or waiver will require the prior written approval of the holders of a majority of the Stockholder Shares then held by such group or groups of Stockholders so disproportionately and adversely treated.

          17B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          17C. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, the Plan of Reorganization and the documents referenced therein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          17D. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          17E. Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          17F. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          17G. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          17H. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          17I. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated in schedules hereto and to any subsequent holder of Stockholder Shares at such address as indicated by the Company's records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company's address is:

          Chart Industries, Inc.
          5885 Landerbrook Drive
          Cleveland, OH 44124
          Fax: (440) 753-1491
          Attn: Chief Executive Officer

          with copies to (which shall not constitute notice to the Company):

          Oaktree Capital Management, LLC
          333 South Grand Avenue, 28th Floor
          Los Angeles, CA 90071
          Fax: (213) 830-6394
          Attn: Stephen A. Kaplan
                Michael P. Harmon

          Audax Management Company, LLC
          101 Huntington Avenue
          Boston, MA 02199
          Fax: (617) 859-1600
          Attn: Geoffrey S. Rehnert
                Timothy White

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Fax: (312) 861-2200
          Attn: John A. Weissenbach
                Christopher J. Greeno

          17J. Governing Law. All issues concerning this Agreement (including all issues concerning the relative rights and obligations of the Company and the Stockholders) shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          17K. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, each party to this agreement hereby waives all rights to trial by jury in any action, suit, or proceeding brought to resolve any dispute between or among any of the parties hereto, whether arising in contract, tort, or otherwise, arising out of, connected with, related or incidental to this agreement and/or the transactions contemplated hereby.

          17L. Termination of Certain Provisions. The rights and obligations under Sections 6, 8, 9, 10, 11, 12, 14 and 15 of this Agreement shall expire no later than the tenth anniversary of the consummation of a Qualified Public Offering.

          17M. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement on the day and year first above written.

THE COMPANY:                  CHART INDUSTRIES, INC.


                              By:  /s/ Michael F. Biehl
                                 ---------------------------------------
                              Its: Chief Financial Officer and Treasurer
                                  --------------------------------------


OAKTREE:                      OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.


                              By: Oaktree Capital Management, LLC
                              Its: General Partner


                              By:  /s/ Caleb Kramer
                                 ---------------------------------------
                              Its: Managing Director
                                  --------------------------------------


                              By:  /s/ Jordon L. Kruse
                                 -------------------------------
                              Its: Vice President
                                  ------------------------------

                              Initial Stockholder Shares
                                                        -----------------------


AUDAX:                        AUDAX CHART LLC


                              By:  /s/ Timothy White
                                 ---------------------------------------
                              Its: Authorized Signatory
                                  --------------------------------------

                              Initial Stockholder Shares
                                                        -----------------------


                              CARL MARKS STRATEGIC INVESTMENTS III, L.P.
                              By Carl Marks Management Company, L.P.
                                 as General Partner


                              By:  /s/ James F. Wilson
                                 ---------------------------------------
                              Its: General Partner
                                  --------------------------------------


                              VAN KAMPEN SENIOR LOAN FUND
                              By: Van Kampen Investment Advisory Corp.


                              By:  /s/ Christina Jamieson
                                 ---------------------------------------
                              Its: Vice President
                                  --------------------------------------


                              KZHCYPRESSTREE-1 LLC


                              By:  /s/ Dorian Herrera
                                 ---------------------------------------
                              Its: Authorized Agent
                                  --------------------------------------


                              KZH STERLING LLC


                              By:  /s/ Dorian Herrera
                                 ---------------------------------------
                              Its: Authorized Agent
                                  --------------------------------------


                              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                              By:  /s/ Eric S. Dobbin
                                 ---------------------------------------
                              Its: Managing Director
                                  --------------------------------------


                              SENIOR DEBT PORTFOLIO

                              By:  Boston Management and Research
                                   As Investment Advisor

                              By:  /s/ Payson F. Swaffield
                                 ---------------------------------------
                              Its: Vice President
                                  --------------------------------------

                      SCHEDULE OF controlling stockholders

--------------------------------------------------------------------------------

                        Name and Address              Initial Stockholder Shares
--------------------------------------------------------------------------------

OCM Principal Opportunities Fund II, L.P.
c/o Oaktree Capital Management, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Fax: (213) 830-6394
Attn: Stephen A. Kaplan
      Michael P. Harmon

with copies to (which shall not constitute notice):
Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601
Fax: (312) 861-2200
Attn: John A. Weissenbach
      Christopher J. Greeno
--------------------------------------------------------------------------------

Audax Chart LLC
c/o Audax Management Company, LLC
101 Huntington Avenue
Boston, MA 02199
Fax: (617) 859-1600
Attn: Geoffrey S. Rehnert
      Timothy White

with copies to (which shall not constitute notice):
Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601
Fax: (312) 861-2200
Attn: Jeffrey Seifman
--------------------------------------------------------------------------------

                       SCHEDULE OF OTHER NEW STOCKHOLDERS

--------------------------------------------------------------------------------
                  Name and Address                    Initial Stockholder Shares
--------------------------------------------------------------------------------
Senior Debt Portfolio
--------------------------------------------------------------------------------
Van Kampen Senior Loan Fund
--------------------------------------------------------------------------------
Carl Marks Strategic Investments III, L.P.
--------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
--------------------------------------------------------------------------------
KZH Sterling LLC
--------------------------------------------------------------------------------
KZH CypressTree-1 LLC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        SCHEDULE OF EXISTING STOCKHOLDERS

--------------------------------------------------------------------------------
                  Name and Address                    Initial Stockholder Shares
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SCHEDULE OF ADDITIONAL STOCKHOLDERS

--------------------------------------------------------------------------------
                  Name and Address                    Initial Stockholder Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                  FORM OF TRANSFER NOTICE AND JOINDER AGREEMENT

          This notice is being delivered to Chart Industries, Inc., a Delaware corporation (the "Company"), pursuant to Section 6 of that certain Investor Rights Agreement, dated as of September 15, 2003 (as amended from time to time, the "Investor Rights Agreement"), among the Company, OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership, Audax Chart LLC, a Delaware limited liability company, and certain other stockholders of the Company who are from time to time party thereto. Capitalized terms used herein shall have the meanings assigned to such terms in the Investor Rights Agreement.

          The undersigned hereby notifies the Company that [name of Stockholder]
has transferred to the undersigned       shares of Common Stock that are
                                   -----
Stockholder Shares. In connection with such transfer, the undersigned hereby becomes a party to the Investor Rights Agreement and agrees to be bound by the provisions of the Investor Rights Agreement affecting such Stockholder Shares.

          Any notice provided for in the Investor Rights Agreement should be delivered to the undersigned at the address set forth below:

                     -----------------------------------

                     -----------------------------------

                     -----------------------------------
                     Telephone:
                                ------------------------
                     Facsimile:
                                ------------------------
                     Attention:
                                ------------------------

Dated:
       -----------------

                                                      --------------------------
                                                      [Transferee]